UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2011

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-52049	06-1594540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202 South, Suite 600, Bridgewater, New Jersey	08807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers.

On December 28, 2011, Synchronoss Technologies, Inc. issued a press release announcing the appointment of Robert Garcia to President and Chief Operating Officer and other key management appointments. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

Date: December 30, 2011	By:	/s/ Stephen G. Waldis
Stephen G. Waldis
Chairman of the Board of Directors,
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, entitled “ Synchronoss Appoints Robert Garcia to President and Chief Operating Officer Company Announces Other Key Management Appointments,” dated December 28, 2011